FORM 8-K



                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                  June 18, 1999
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)




                  Metric Partners Growth Suite Investors, L.P.
                  --------------------------------------------
                          (Exact name of registrant as
                            Specified in its charter)





         0-17660                 California                94-3050708
         -------                 ----------                ----------
      (Registration            (State or Other            (IRS Employer
           File                Jurisdiction of            Identification
          Number)               Incorporation)                Number)







           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage and ultimately sell all-suite, extended-stay hotels operated under franchise licenses from Residence Inn by Marriott, Inc. ("Marriott"). On June 18, 1999, the Residence Inn - Nashville (the "Hotel") in Nashville, Tennessee was sold, through foreclosure, to the holder of the mortgage note payable (the "Lender"). The Registrant had been in default on the mortgage note payable since April 1, 1998, when it did not pay the balloon mortgage payment due, totaling $8,491,000 as of Apri1 1 1998. The Registrant was unable to negotiate an extension with the Lender and was unable to sell the Hotel (see Note 5 to the 1998 audited financial statements).

         In April 1998, the Registrant negotiated a six-month forbearance agreement, during which time the Registrant pursued the potential sale of the Hotel, in exchange for which the Lender accepted a principal payment of $100,000, reimbursement of $20,000 of its costs, and regular monthly debt service payments through November 1, 1998. The Registrant subsequently determined that a sale of the Hotel was not feasible, and it discontinued the monthly debt service payments effective with the payment due December 1, 1998.

         In January 1999, the Lender and the Registrant agreed that the Registrant would make the monthly debt service payments to cover the payments due December 1, 1998 through April 1, 1999, in exchange for the Lender agreeing to work towards taking title to the property via a deed in lieu of foreclosure, including assumption of the management contract with Marriott (with Marriott's consent), thereby relieving the Registrant of a potential obligation to pay approximately $1,400,000 in termination fees plus other costs, and assumption of the ground lease. The Registrant made the debt service payments (including a property tax impound) through the payment due April 1, 1999, but did not make any subsequent payments. The Lender ultimately decided to foreclose on the Hotel, including the land on which the Hotel is located and the improvements and personal property and rents related thereto.

         On May 20, 1999, the lessor under the ground lease issued a letter notifying the Registrant that it had terminated the ground lease as the Registrant had defaulted under the terms of the mortgage note for the Hotel, thereby violating a term of the ground lease agreement. However, the Lender has taken the position that the ground lease was not terminated until June 18, 1999, when it was terminated as a result of the foreclosure. Therefore, the date on which the ground lease was terminated has not been determined.

TERMS OF ORIGINAL ACQUISITION

On May 26 , 1989, the Registrant acquired the leasehold interest and the improvements of the Residence Inn - Nashville for $11,893,000 including a reserve for renovation, franchise fee, acquisition fee and other miscellaneous closing costs. Of the acquisition amount, $9,250,000 was financed by a note payable from the seller, which wrapped an existing loan with the balance of approximately $9,336,000 at the time of acquisition. The Registrant became the direct obligor on the underlying mortgage note payable in 1996, when it cured a then existing default thereon by the seller.

The seller of the Hotel guaranteed certain returns to the Registrant through May 26, 1992 up to a maximum of $525,000, of which $315,000 was to be in cash and the remaining $210,000 was to be in the form of offset to the deferred ground lease payments. The full amount of the $525,000 guarantee was utilized by the Registrant.

TERMS OF DISPOSITIONS AND FINANCINGS

The improvements of the Residence Inn - Nashville owned by the Registrant and the land on which it is located, which was under lease to the Registrant, were sold through foreclosure on June 18, 1999 for $9,050,000, with net proceeds of approximately $600,000 after deduction of the outstanding principal of approximately $8,224,000 and other Lender costs. The purchaser was the holder of the mortgage note payable encumbering the Hotel. The lessor on the ground lease also bid for the property. The lessor has filed suit against the foreclosing trustee, asserting that the trustee denied him his alleged right to redeem the property by paying the debt during the foreclosure. In the foreclosure sale the allocation of the $9,050,000 among the real and personal property securing the loan was not specified. The Registrant is entitled to a portion of the net proceeds from the sale because of its ownership of the personal property sold, which portion it has estimated to be no more than $50,000. Approximately $25,000 of costs were incurred by the Registrant in the disposal of the Hotel.

With respect to the ground lease, the Registrant was relieved of future payments as of the date of foreclosure, if not as of May 20, 1999, the date the lessor claims to be the lease termination date. The Registrant is, however, still liable for approximately $650,000 in deferred ground rents and interest accrued thereon. This liability is unpaid. At this time as it is unclear which party is entitled to these rents.

CARRYING AMOUNTS AT DATE OF SALE

At the date of foreclosure, the carrying amount of the improvements (net of $195,000 impairment provision recognized in 1998) and unamortized deferred franchise costs was approximately $8,239,000 for financial statement purposes. The carrying amount was approximately $8,399,000 for tax reporting purposes.

GAIN (LOSS) ON SALE

For financial statement purposes, the estimated loss to be recognized in 1999 is approximately $30,000. The loss does not include the potential $1,400,000 in termination fees or other costs that might be due to Marriott in the event the Lender does not effectively assume the management contract. Negotiations relating to the management of the Hotel are in progress between the Lender and Marriott.

Under  the tax  method  of  accounting,  the  estimated  loss  is  approximately
$190,000.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements
        Not applicable.

(b)     Pro Forma Financial Information
        Historical financial information and Pro Forma financial information are included herein.

(c)     Exhibits
        Substitute Trustee's Quitclaim Deed, executed to be effective as of the 18th day of June, 1999 from Robert M. Holland, Jr. as Grantor , in his capacity as Substitute Trustee, to WBL II Real Estate Limited Partnership as Grantee, of record in the Register's Office of Davidson County, Tennessee in Book 11536, page 808, incorporated herein by reference.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

              METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

                    By:       Metric Realty
                              an Illinois general partnership
                              its Managing General Partner

                    By:       SSR Realty Advisors, Inc.
                              a Delaware corporation
                              its Managing General Partner

                    By:       /s/ William A. Finelli
                              ----------------------
                              William A. Finelli
                              Managing Director, Principal Financial
                              and Accounting Officer of SSR Realty Advisors,
                              Inc.

                    Date:     July 1, 1999
                              ------------

                  METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.
                        a California Limited Partnership

                      PRO FORMA BALANCE SHEETS (UNAUDITED)
                                 March 31, 1999

                                                         Pro Forma       As
                                                        Adjustments   Adjusted
                                            Historical    (Note 1)    (Note 2)
                                            ----------    --------    --------
ASSETS
Cash and Cash Equivalents                  $ 7,809,000 ($  232,000) $ 7,577,000
Restricted Cash                              5,000,000           0    5,000,000
Accounts Receivable                            716,000    (132,000)     584,000
Prepaid Expenses and Other Assets               52,000     (52,000)           0

Asset to be Disposed of                      8,185,000  (8,185,000)           0

Deferred Franchise Fee                          24,000     (24,000)           0
                                           ----------- -----------  -----------

TOTAL ASSETS                               $21,786,000 ($8,625,000) $13,161,000
                                           =========== ===========  ===========

LIABILITIES AND PARTNERS' EQUITY
Accounts Payable                           $   773,000 ($  254,000) $   519,000
Accrued Property Taxes                          32,000     (32,000)           0
Accrued Interest                               216,000           0      216,000
Other Liabilities                              694,000     (85,000)     609,000
Note Payable                                 8,224,000  (8,224,000)           0
                                           ----------- -----------  -----------

TOTAL LIABILITIES                            9,939,000  (8,595,000)   1,344,000
                                           ----------- -----------  -----------

PARTNERS' EQUITY
     General Partners                                0           0            0
     Limited Partners (59,932 Units
       Outstanding)                         11,847,000     (30,000)  11,817,000
                                           ----------- -----------  -----------

TOTAL PARTNERS' EQUITY                      11,847,000     (30,000)  11,817,000
                                           ----------- -----------  -----------

TOTAL LIABILITIES AND PARTNERS' EQUITY     $21,786,000 ($8,625,000) $13,161,000
                                           =========== ===========  ===========

                  METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.
                        a California Limited Partnership

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998

                                                        Pro Forma        As
                                                       Adjustments    Adjusted
                                           Historical    (Note 1)     (Note 2)
                                           ----------    --------     --------
REVENUES:
Hotel Operations                          $ 4,445,000  ($4,445,000) $         0
Interest and Other                            726,000      (17,000)     709,000
                                          -----------  -----------  -----------

Total Revenues                              5,171,000   (4,462,000)     709,000
                                          -----------  -----------  -----------

EXPENSES:
Hotel Operations:
     Rooms                                    936,000     (936,000)           0
     Administrative                           611,000     (577,000)      34,000
     Marketing                                464,000     (464,000)           0
     Energy                                   230,000     (230,000)           0
     Repair and Maintenance                   221,000     (221,000)           0
     Management Fees                          152,000     (152,000)           0
     Property Taxes                           112,000     (112,000)           0
     Other                                    258,000     (258,000)           0
                                          -----------  -----------  -----------
Total Hotel Operations                      2,984,000   (2,950,000)      34,000
Depreciation and Other Amortization           533,000     (533,000)           0
Interest                                      859,000     (854,000)       5,000
General and Administrative                  1,023,000            0    1,023,000
Impairment Provision for Asset to be
  Disposed of                                 195,000     (195,000)           0
                                          -----------  -----------  -----------

Total Expenses                              5,594,000   (4,532,000)   1,062,000
                                          -----------  -----------  -----------

INCOME (LOSS) BEFORE GAIN
  ON SALE OF PROPERTIES                      (423,000)      70,000     (353,000)
Gain on Sale of Properties                    300,000            0      300,000
                                          -----------  -----------  -----------

NET INCOME (LOSS)                         ($  123,000) $    70,000  ($   53,000)
                                          ===========  ===========  ===========

NET INCOME (LOSS) PER LIMITED
  PARTNERSHIP ASSIGNEE UNIT
Income (Loss) Before Gain on Sale of
  Properties                              ($        7) $         1  ($        6)
Gain on Sale of Properties                          5            0            5
                                          ===========  ===========  ===========
NET INCOME (LOSS)                         ($        2) $         1  ($        1)
                                          ===========  ===========  ===========

CASH DISTRIBUTION PER LIMITED
  PARTNERSHIP ASSIGNEE UNIT               $       288  $         0  $       288
                                          ===========  ===========  ===========

                  METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.
                        a California Limited Partnership

                            STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1999

                                                         Pro Forma        As
                                                        Adjustments    Adjusted
                                             Historical   (Note 1)     (Note 2)
                                             ----------   --------     --------
REVENUES:
Hotel Operations                             $  998,000  ($ 998,000)  $        0
Interest and Other                              145,000      (1,000)     144,000
                                             ----------  ----------   ----------

Total Revenues                                1,143,000    (999,000)     144,000
                                             ----------  ----------   ----------

EXPENSES:
Hotel Operations:
     Rooms                                      213,000    (213,000)           0
     Administrative                             116,000    (116,000)           0
     Marketing                                  101,000    (101,000)           0
     Energy                                      64,000     (64,000)           0
     Repair and Maintenance                      54,000     (54,000)           0
     Management Fees                             30,000     (30,000)           0
     Property Taxes                              37,000     (37,000)           0
     Other                                       57,000     (57,000)           0
                                             ----------  ----------   ----------
Total Hotel Operations                          672,000    (672,000)           0
Depreciation and Other Amortization                   0           0            0
Interest                                        210,000    (210,000)           0
General and Administrative                      114,000           0      114,000
                                             ----------  ----------   ----------

Total Expenses                                  996,000    (882,000)     114,000
                                             ----------  ----------   ----------

NET INCOME                                   $  147,000  ($ 117,000)  $   30,000
                                             ==========  ==========   ==========

NET INCOME PER LIMITED PARTNERSHIP
  ASSIGNEE UNIT                              $        2  ($       1)  $        1
                                             ==========  ==========   ==========

Basis of Presentation

Note 1.
         The Residence Inn - Nashville (the "Hotel") was sold, through foreclosure, to the holder of the first mortgage note payable on June 18, 1999. See Item 2 of the Form 8-K for information regarding the foreclosure. The pro forma adjustments reflect the elimination of accounts related to the Hotel except for the deferred ground lease balance and accrued interest thereon at the time of foreclosure, which continue to show as liabilites. It is currently not known when and to whom payment of these liabilities will be paid.


Note 2.
         The unaudited financial statements present the pro forma balance sheet at March 31, 1999, had the Hotel been foreclosed on March 31, 1999 and the pro forma statements of operations for the year ended December 31, 1998 and for the three months ended March 31, 1999, had the Hotel been foreclosed on at the beginning of each period presented. The unaudited statements also present the historical figures previously reported in the appropriate Form 10-K and 10-Q reports.

         No provision for Federal and state income taxes has been made in the historical or pro forma financial statements because income taxes are the obligation of the partners.